SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                       _____________________________________

                                    FORM 8 - K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report:  March 20, 2001

                        ____________________________________

                                     IBP, inc.

    Delaware Corporation          001-06085            42-0838666
(state or other jurisdiction     (Commission         (IRS Employer
    of incorporation)            File Number)      Identification No.)


                         800 Stevens Port Drive
                        Dakota Dunes, SD  57049

                   Telephone Number:  (605) 235-2061
                        ____________________________________





Exhibits.
The exhibit index is contained on page 5 of this filing.





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ITEM 5.	Other Events


     IBP previously issued press releases dated as of January 26, 2001, February 22, 2001 and March 13, 2001 addressing certain issues related to its DFG subsidiary, as well as certain issues raised by the Securities and Exchange Commission ("SEC") following its review of various filings made by the Company. The January 26, 2001 and February 22, 2001 press releases were included as exhibits to the Company's Form 8-K filed on February 22, 2001, and are hereby incorporated by reference from pages 6-12 of the Form 8-K dated February 22, 2001. The March 13, 2001 press release was included as an exhibit to the Company's Form 8-K filed on March 13, 2001, and is hereby incorporated by reference from pages 6-8 of the Form 8-K dated March 13, 2001. On March 20, 2001, the Company issued another press release announcing the Company's resolution of the impairment charge to the fourth quarter 2000 financials with the SEC. A copy of the March 20, 2001 press release is attached as an exhibit to this 8-K.


*   *   *   *   *   *


Forward Looking Statements
     Certain statements contained in this communication are "forward-looking statements", such as statements relating to future events. These forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) the anticipated effect of the above-described restatements and adjustments; (ii) fluctuations in the cost and availability of raw materials, such as feed grain costs; (iii) changes in the availability and relative costs of labor and contract growers;
(iv) market conditions for finished products, including the supply and pricing of alternative proteins; (v) effectiveness of advertising and marketing programs; (vi) changes in regulations and laws, including changes in accounting standards, environmental laws, and occupational, health and safety laws; (vi) access to foreign markets together with foreign economic conditions, including currency fluctuations;
(vii) the effect of, or changes in, general economic conditions; (viii) the effect of weather conditions; and (ix) adverse results from on-going litigation. IBP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.






                                                                    3
ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits:

		The exhibits listed below are furnished in accordance with the provisions of Item 601 of Regulation S-K.

		99(a)	Press Release dated March 20, 2001 discussing IBP's
                  2000 earnings and its resolution of the financial review by the Securities and Exchange Commission, as well as the Company's financial review of its DFG subsidiary.










                                                                   4
	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				IBP, inc.


Date:  March 20, 2001		By: /s/ Larry Shipley
      -----------------           ------------------
						Larry Shipley







                                                                  5
                            INDEX TO EXHIBITS



Exhibit Number In Rule
(Referenced to sequential
numbering system in Item
601 of Regulation S-K)        Description of Exhibit           Page Number
------------------------- -----------------------------------  -----------

    99(a)                 Additional Exhibits - Press Release    6 - 12
	                    dated March 20, 2001